UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017 (February 3, 2017)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	033-90866	25-1615902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Air Brake Avenue, Wilmerding, Pennsylvania	15148
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 825-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 6, 2017, Westinghouse Air Brake Technologies Corporation (“Wabtec”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting that, on February 3, 2017, Wabtec announced the closing of the previously disclosed cash and exchange tender offer (the “Offer”) to purchase the ordinary shares of Faiveley Transport, S.A. (“Faiveley Transport”) not already acquired from Financière Faiveley S.A., Famille Faiveley Participations, Mr. François Faiveley and Mr. Erwan Faiveley (collectively, the “Sellers”) pursuant to the Share Purchase Agreement, dated October 6, 2015, by and among Wabtec, FW Acquisition LLC (“Wabtec France”) and the Sellers, as amended.

The Offer was open from December 27, 2016 through January 30, 2017. Wabtec, indirectly through Wabtec France, acquired a total of 4,065,860 Faiveley Transport ordinary shares, including (a) 3,816,195 ordinary shares pursuant to the cash offer for €100 per share and (b) 249,665 ordinary shares pursuant to the exchange offer of 15 shares of Wabtec’s common stock, par value $0.01 per share (“Common Stock”), issued and paid for every 13 ordinary shares of Faiveley Transport, resulting in the issuance of an aggregate of 288,075 shares of Common Stock.

Taking into account the shares that it already held, Wabtec France therefore held 78.17% of the share capital and 76.26% of the voting rights of Faiveley Transport immediately following the closing of the Offer.

As previously reported, in accordance with the applicable regulation in France, the Offer was reopened. Following the subsequent Offer, the minority shareholders represented less than 5% of the share capital or voting rights of Faiveley Transport, and Wabtec France has the intention to implement, at the latest within three months of the closing of the subsequent Offer, a mandatory squeeze-out procedure with respect to the Faiveley Transport shares which have not been tendered to the subsequent Offer.

This Current Report on Form 8-K/A is being filed to amend and supplement the Initial Form 8-K to provide certain historical financial statements of Faiveley Transport and related pro forma financial information, as described in Item 9.01 below, which were not previously filed with the Initial Form 8-K and which are permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the SEC. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of a Business Acquired.

Faiveley Transport’s audited consolidated financial statements as of March 31, 2016, March 31, 2015 and March 31, 2014 and for the fiscal years of Faiveley Transport then ended are incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K/A filed by Wabtec on February 14, 2017. Unaudited consolidated financial statements of Faiveley Transport as of September 30, 2016 and for the six months then ended are incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Wabtec on December 22, 2016.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information of Wabtec as of September 30, 2016 and for the nine months then ended is incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Wabtec on December 22, 2016.

(d)	Exhibits.

23.1	Consent of PricewaterhouseCoopers Audit (incorporated herein by reference to Exhibit 23.1 to the Current Report on Form 8-K/A filed by Westinghouse Air Brake Technologies Corporation on February 14, 2017).

99.1	Audited consolidated financial statements of Faiveley Transport, S.A. as of March 31, 2016, March 31, 2015 and March 31, 2014 and for the fiscal years of Faiveley Transport, S.A. then ended (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K/A filed by Westinghouse Air Brake Technologies Corporation on February 14, 2017).

99.2	Unaudited consolidated financial statements of Faiveley Transport, S.A. as of September 30, 2016 and for the six months then ended (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on December 22, 2016).

99.3	Unaudited pro forma condensed combined financial information of Westinghouse Air Brake Technologies Corporation as of September 30, 2016 and for the nine months then ended (incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on December 22, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE
TECHNOLOGIES CORPORATION

By:	/s/ Patrick D. Dugan
Patrick D. Dugan
Executive Vice President, and Chief Financial Officer

Dated: March 13, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers Audit (incorporated herein by reference to Exhibit 23.1 to the Current Report on Form 8-K/A filed by Westinghouse Air Brake Technologies Corporation on February 14, 2017).

99.1	Audited consolidated financial statements of Faiveley Transport, S.A. as of March 31, 2016, March 31, 2015 and March 31, 2014 and for the fiscal years of Faiveley Transport, S.A. then ended (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K/A filed by Westinghouse Air Brake Technologies Corporation on February 14, 2017).

99.2	Unaudited consolidated financial statements of Faiveley Transport, S.A. as of September 30, 2016 and for the six months then ended (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on December 22, 2016).

99.3	Unaudited pro forma condensed combined financial information of Westinghouse Air Brake Technologies Corporation as of September 30, 2016 and for the nine months then ended (incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on December 22, 2016).